UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 3, 2004

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

     (i) On August 3, 2004, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of a press release on Form 8-K, announcing its operating results for the third quarter of fiscal year 2004, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     (ii) On August 5, 2004, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of a press release on Form 8-K relating to the closing on August 3, 2004 of a Rule 144A private placement of $225 million 7 1/8% senior subordinated notes due 2014, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WATERFORD GAMING, L.L.C.



Date: August 6, 2004                     By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer